FAIR VALUE OF FINANCIAL INSTRUMENTS	12 Months Ended
Mar. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
NOTE H - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Fund’s financial instruments relate to other assets and accounts payable - affiliates. Management has not disclosed the fair value of these financial instruments because determination of such fair value is deemed to be impractical. The other assets and accounts payable - affiliates are due from or owed to affiliates of the Fund. The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.